                                             UAM Funds
                                             Funds for the Informed Investor(SM)



  FMA Small Company Portfolio
  Annual Report                                                 October 31, 1999
  ------------------------------------------------------------------------------






                                                                   [LOGO OF UAM]

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter.......................................................   1

Portfolio of Investments...................................................   4

Statement of Assets and Liabilities........................................   8

Statement of Operations....................................................   9

Statement of Changes in Net Assets.........................................  10

Financial Highlights.......................................................  11

Notes to Financial Statements..............................................  13

Report of Independent Accountants..........................................  18
--------------------------------------------------------------------------------

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 1999

Dear Shareholders:

The financial trends that were firmly established in fiscal 1998 carried forward through fiscal 1999. Strong returns were recorded by large-cap, growth-oriented styles while small-cap, value-based investing offered lower rewards. For the fiscal year ended October 31, 1999, the Russell 2000 Index recorded a gain of 14.87% while the S&P 500 Index reported a 25.66% increase. Also within the small-cap market, the Russell 2000 Growth Index reported a 33.06% gain propelled by a surge in technology and telecommunications shares. Lagging behind was the Russell 2000 Value Index (2.31% return) which was penalized by its lack of technology and telecommunications exposure in addition to a significant weighting in the financial sector which dramatically underperformed for the period. For the period ended October 31, 1999, the FMA Small Company Portfolio Institutional Class shares had a return of -7.63% and the Institutional Service Class shares had a return of -7.85%.

We are very disappointed in the Portfolio's results for fiscal 1999. In addition to the recent challenges inherent in the small-cap, value market, certain sector and stock-specific issues penalized the Portfolio's performance. As we entered fiscal 1999, the Portfolio was structured around our expectation that economic growth would slow throughout the upcoming year and interest rates and inflation would remain relatively low. However, as global economic momentum continued to build through the second and third fiscal quarters, we restructured the Portfolio's sector weights to reposition it for a stronger global economic backdrop. This was achieved through additions to the basic materials, energy, technology and capital goods sectors as well as a reduction in the consumer sectors of the market. Improved performance has occurred since this restructuring as witnessed by the fiscal fourth quarter results whereby the FMA Small Company Portfolio Institutional Class shares and Institutional Service Class shares had a return of -4.3% and -4.4%, respectively, the Russell 2000 Value Index had a return of -7.5% and the Russell 2000 Index had a return of -3.3%.

Going forward, we anticipate a positive market environment as the issues surrounding Year 2000 subside. We expect global economic growth to expand in the coming year with inflation remaining at moderate levels as productivity gains continue to mute the impact of rising industrial commodity prices and pressure from a tight labor market. We remain optimistic regarding the small-cap market given its attrac-

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

tive valuation levels and healthy earnings outlook. In addition, we remain committed to achieving superior returns for our shareholders. We believe the Portfolio is positioned to capitalize on the current economic and market environment and are confident our process and strategy will bring continued success.

Yours truly,


/s/ Kathryn A. Vorisek

Kathryn A. Vorisek
Executive Vice President

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.

                       Definition of the Comparative Indices
                      -------------------------------------
Russell 2000 Growth Index contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURN**
                        FOR PERIOD ENDED OCTOBER 31, 1999
     ----------------------------------------------------------------------
      Institutional Class Shares        Institutional Service Class Shares+
     ---------------------------        -----------------------------------
                         Since                                       Since
      1 Year  5 Years   7/31/91*        1 Year                      8/1/97*
     ----------------------------------------------------------------------
      -7.63%   12.36%    12.74%         -7.85%                       -0.10%
     ----------------------------------------------------------------------

                                    [CHART]

                           FMA Small
                            Company         S&P 500       Russell
              Date         Portfolio         Index      2000 Index++
              ----         ---------         -----      ----------
            7/31/91         10,000          10,000        10,000
             Oct-91         10,571          10,205        10,726
             Oct-92         10,414          11,220        11,743
             Oct-93         14,336          12,890        15,548
             Oct-94         14,986          13,387        15,500
             Oct-95         17,020          16,923        18,341
             Oct-96         20,851          20,998        21,390
             Oct-97         29,677          27,739        27,663
             Oct-98         29,054          33,841        24,385
             Oct-99         26,837          42,528        28,011


                          Periods ended on October 31st


 *   Beginning of operations.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

 + The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees (including 12b-1 fees) assessed to that class.

++ Beginning with this report, the portfolio's performance will be compared to the Russell 2000 Index rather than the S&P 500 Index because the Russell 2000 Index is a more appropriate benchmark for this type of portfolio.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

                See definition of comparative indices on page 2.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 89.6%
--------------------------------------------------------------------------------

                                                            Shares     Value
                                                           -------- -----------
BANKS -- 12.6%
  Chittenden..........................................      49,500  $ 1,528,313
  Community First Bankshares .........................      71,950    1,367,050
  Cullen/Frost Bankers................................     112,700    3,254,212
  Greater Bay Bancorp.................................      49,400    1,809,275
  Imperial Bancorp*...................................     152,100    3,773,981
  Provident Bankshares................................      70,800    1,522,200
  Richmond County Financial ..........................     124,750    2,292,281
  U.S. Trust Corp. ...................................      17,800    1,444,025
                                                                    -----------
                                                                     16,991,337
                                                                    -----------

BUILDING & CONSTRUCTION SUPPLIES -- 7.6%
  Gibraltar Steel.....................................     125,600    3,014,400
  Granite Construction................................      90,200    1,866,012
  Nortek*.............................................      61,556    1,885,152
  Texas Industries ...................................      99,250    3,554,391
                                                                    -----------
                                                                     10,319,955
                                                                    -----------

CHEMICALS -- 3.6%
  Church & Dwight.....................................      97,300    2,535,881
  Cytec Industries* ..................................      92,500    2,387,656
                                                                    -----------
                                                                      4,923,537
                                                                    -----------
COMPUTERS & SERVICES -- 3.9%
  National Computer Systems ..........................      44,650    1,688,328
  Radisys*............................................      34,760    1,829,245
  Symantec*...........................................      38,050    1,814,509
                                                                    -----------
                                                                      5,332,082
                                                                    -----------

ENERGY RESOURCES -- 8.9%
  BJ Services*........................................          44,350    1,521
  Marine Drilling* ...................................    1     79,650    2,908
  MDU Resources ......................................    1     13,550    2,654
  Northwestern........................................          94,250    2,150
  Nuevo Energy* ......................................          86,800    1,231
  Santa Fe Snyder* ...................................    1     79,873    1,551
                                                                        -------
                                                                         12,017
                                                                        -------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                      Shares       Value
                                                     --------   -----------
ENTERTAINMENT -- 2.6%
  Bally Total Fitness*.............................    57,250   $ 1,377,578
  Sunterra*........................................   215,300     2,153,000
                                                                -----------
                                                                  3,530,578
                                                                -----------

FINANCIAL SERVICES -- 5.5%
  First Financial Holding..........................   112,800     2,016,300
  Investors Financial Services ....................    88,398     3,270,726
  Legg Mason.......................................    58,600     2,131,575
                                                                -----------
                                                                  7,418,601
                                                                -----------

FOOD,BEVERAGE & TOBACCO --  6.2%
  Applebee's International.........................    87,500     2,521,094
  Earthgrains......................................    73,900     1,685,844
  Great Atlantic & Pacific Tea ....................    62,000     1,770,875
  Performance Food Group* .........................    88,900     2,411,413
                                                                -----------
                                                                  8,389,226
                                                                -----------

INSURANCE -- 4.5%
  Arthur J. Gallegher..............................    57,500     2,975,625
  Horace Mann Educators ...........................   109,750     3,093,578
                                                                -----------
                                                                  6,069,203
                                                                -----------

MEDICAL PRODUCTS & SERVICES -- 7.1%
  Bio-Technology General* .........................   305,300     2,938,513
  Dura Pharmaceuticals* ...........................   223,950     2,841,366
  King Pharmaceuticals* ...........................    61,200     1,847,467
  Owens & Minor Holding ...........................   204,300     1,915,313
                                                                -----------
                                                                  9,542,659
                                                                -----------

MISCELLANEOUS BUSINESS SERVICES -- 2.9%
  CSG Systems International* ......................    74,900     2,570,006
  Korn/Ferry International* .......................    61,200     1,361,700
                                                                -----------
                                                                  3,931,706
                                                                -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             FMASMALL COMPANY PORTFOLIO
                                                      OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                  Shares              Value
                                                 --------          -----------

MISCELLANEOUS MANUFACTURING -- 7.0%
  Antec*.....................................      24,300         $  1,173,994
  Borg-Warner Automotive.....................      32,750            1,293,625
  L-3 Communications*........................      35,300            1,489,219
  Terex*.....................................      90,000            2,379,375
  Wabash National............................      69,950            1,110,456
  Westinghouse Air Brake.....................     113,800            2,091,075
                                                                   -----------
                                                                     9,537,744
                                                                   -----------

PAPER & PAPER PRODUCTS -- 2.0%
  Potlatch...................................      64,200            2,708,438
                                                                   -----------

PRINTING & PUBLISHING -- 3.6%
  McClatchy Newspapers, CL A.................      70,400            2,763,200
  Media General, CL A........................      38,850            2,122,182
                                                                   -----------
                                                                     4,885,382
                                                                   -----------

REAL ESTATE -- 3.4%
  Brandywine Realty Trust REIT...............      85,100            1,430,744
  CBL & Associates Properties REIT...........      77,050            1,714,363
  Home Properties of New York REIT...........      54,000            1,441,125
                                                                   -----------
                                                                     4,586,232
                                                                   -----------

RETAIL -- 3.7%
  Ames Department Stores*....................      51,150            1,620,816
  Michaels Stores*...........................     102,600            3,411,450
                                                                   -----------
                                                                     5,032,266
                                                                   -----------

SEMI-CONDUCTORS/INSTRUMENTS -- 3.6%
  Atmi*......................................      22,650              610,134
  Transwitch*................................      28,950            1,360,650
  Vishay Intertechnology*....................     120,450            2,943,497
                                                                   -----------
                                                                     4,914,281
                                                                   -----------

TRUCKING -- 0.9%
  Werner Enterprises.........................      75,262            1,194,791
                                                                   -----------

  TOTAL COMMON STOCKS (Cost $121,253,034)....                      121,325,050
                                                                   -----------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 9.5%
--------------------------------------------------------------------------------

                                                      Face
                                                     Amount              Value
                                                  ------------       -----------
REPURCHASE AGREEMENT -- 9.5%

Chase Securities, Inc. 5.15%, dated 10/29/99,
  due 11/01/99, to be repurchased at
  $12,897,533, collateralized by $12,935,859
  of various U.S. Treasury Bills and U.S.
  Treasury Notes, valued at $12,892,355
  (Cost $12,892,000)..............................$ 12,892,000      $ 12,892,000
                                                                    ------------

TOTAL INVESTMENTS -- 99.1%
  (Cost $134,145,034) (a).........................                   134,217,050

OTHER ASSETS AND LIABILITIES, NET -- 0.9%.........                     1,194,651

TOTAL NET ASSETS -- 100.0%........................                  $135,411,701
                                                                    ============

*    Non-Income Producing Security.

Cl   Class

REIT Real Estate Investment Trust

(a) The cost for federal income tax purposes was $134,145,034. At October 31, 1999, net unrealized appreciation for all securities was $72,016. This consisted of aggregate gross unrealized appreciation for all securities of $8,581,848 and aggregate gross unrealized depreciation for all securities of $8,509,832.






The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


Assets
Investments, at Cost.....................................................  $134,145,034
                                                                           ============
Investments, at Value -- Note A..........................................  $134,217,050
Cash.....................................................................        11,260
Receivable for Investments Sold..........................................     2,059,563
Receivable for Portfolio Shares Sold.....................................       677,011
Dividends Receivable.....................................................        24,208
Interest Receivable......................................................         5,533
Other Receivable.........................................................        14,929
                                                                           ------------
  Total Assets...........................................................   137,009,554
                                                                           ------------
Liabilities
Payable for Investments Purchased........................................       869,430
Payable for Portfolio Shares Redeemed....................................       582,502
Payable for Investment Adviory Fees -- Note B............................        55,224
Payable for Administration Fees -- Note C................................        34,018
Payable for Custodian Fees -- Note D.....................................         5,020
Payable for Directors' Fees -- Note G.....................................          995
Payable for Distribution Fees -- Note E..................................           123
Other Liabilities........................................................        50,541
                                                                           ------------
  Total Liabilities......................................................     1,597,853
                                                                           ------------
Net Assets...............................................................  $135,411,701
                                                                           ============
Net Assets Consist of:
Paid in Capital..........................................................  $162,568,104
Undistributed Net Investment Income......................................       144,001
Accumulated Net Realized Loss............................................   (27,372,420)
Unrealized Appreciation..................................................        72,016

Net Assets...............................................................  $135,411,701
                                                                           ============
Institutional Class Shares:
Net Assets...............................................................  $135,040,094
Shares Issued and Outstanding ($0.001 par value) (Authorized 25,000,000).    10,118,632
Net Asset Value, Offering and Redemption Price Per Share.................  $      13.35
                                                                                 ======
Institutional Service Class Shares:
Net Assets...............................................................  $    371,607
Shares Issued and Outstanding ($0.001 par value) (Authorized 10,000,000).        27,823
Net Asset Value, Offering and Redemption Price Per Share.................  $      13.36
                                                                                 ======




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    FMA SMALL COMPANY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------



Investment Income
Dividends...............................................................  $  2,263,459
Interest:...............................................................       505,933
                                                                          ------------
  Total Income..........................................................     2,769,392
                                                                          ------------
Expenses
Investment Advisory Fees -- Note B......................................     1,340,556
Administrative Fees -- Note C...........................................       365,280
Shareholder Servicing Fees..............................................       202,304
Registration and Filing Fees............................................        53,715
Printing Fees...........................................................        48,225
Custodian Fees -- Note D................................................        28,504
Legal Fees..............................................................        17,316
Audit Fees..............................................................        15,892
Directors' Fees -- Note G...............................................         6,353
Distribution and Service Plan Fees -- Note E............................         2,189
Account Services Fees -- Note F.........................................         1,207
Other Expenses..........................................................        73,620
Investment Advisory Fees Waived -- Note B...............................      (310,560)
                                                                          ------------
  Net Expenses Before Expense Offset....................................     1,844,601
                                                                          ------------
Expense Offset -- Note A................................................          (313)
                                                                          ------------
  Net Expenses After Expense Offset.....................................     1,844,288
                                                                          ------------
Net Investment Income...................................................       925,104
                                                                          ------------
Net Realized Loss on Investments........................................   (25,943,008)
Net Change in Unrealized Appreciation/Depreciation on Investments.......     9,526,166
                                                                          ------------
Net Loss on Investments.................................................   (16,416,842)
                                                                          ------------
Net Decrease in Net Assets Resulting from Operations....................  $(15,491,738)
                                                                          ============




The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended
                                                            October 31,     October 31,
                                                               1999            1998
                                                           -------------   -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income...............................     $     925,104   $     882,421
  Net Realized Loss...................................       (25,943,008)     (1,429,412)
  Net Change in Unrealized Appreciation/Depreciation..         9,526,166     (16,941,108)
                                                           -------------   -------------
  Net Decrease in Net Assets Resulting from
   Operations.........................................       (15,491,738)    (17,488,099)
                                                           -------------   -------------
Distributions:
Net Investment Income:
  Institutional Class.................................          (946,259)       (734,739)
  Institutional Service Class.........................              (936)         (3,012)
Net Realized Gain:
  Institutional Class.................................                --      (5,194,461)
  Institutional Service Class.........................                --        (458,826)
                                                           -------------   -------------
  Total Distributions.................................          (947,195)     (6,391,038)
                                                           -------------   -------------
Capital Share Transactions - Note K:
Institutional Class:
  Issued..............................................        96,632,343     307,875,138
  In Lieu of Cash Distributions.......................           893,548       5,676,436
  Redeemed............................................      (159,582,681)   (121,405,023)
                                                           -------------   -------------
  Net Increase (Decrease) from Institutional Class
   Shares.............................................       (62,056,790)    192,146,551
                                                           -------------   -------------
Institutional Service Class:
  Issued..............................................           667,225         540,187
  In Lieu of Cash Distributions.......................               936         461,838
  Redeemed............................................          (714,581)     (4,689,699)
                                                           -------------   -------------
  Net Decrease from Institutional Service
   Class Shares.......................................           (46,420)     (3,687,674)
                                                           -------------   -------------
  Net Increase (Decrease) from Capital Share
   Transactions.......................................       (62,103,210)    188,458,877
                                                           -------------   -------------
   Total Increase (Decrease)..........................       (78,542,143)    164,579,740

Net Assets:
  Beginning of Period.................................       213,953,844      49,374,104
                                                           -------------   -------------
  End of Period (including undistributed net
   investment income of $144,001 and $168,416,
   respectively)......................................     $ 135,411,701   $ 213,953,844
                                                           =============   =============





The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              FMA SMALL COMPANY PORTFOLIO

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------
                                                  Selected Per Share Data & Ratios
                                    For a Share Outstanding Throughout Each Period

                                            Institutional Class Shares
                               ---------------------------------------------------
                                              Years Ended October 31,
                               ---------------------------------------------------
                                 1999       1998        1997      1996      1995
                               --------   --------    --------  --------  --------
Net Asset Value,
  Beginning of Period........  $  14.52   $  16.60    $  14.11  $  13.19  $  12.13
                               --------   --------    --------  --------  --------

Income from Investment
  Operations:
  Net Investment Income......      0.08       0.07        0.06      0.09      0.08
  Net Realized and Unrealized
    Gain (Loss)..............     (1.17)     (0.31)       4.97      2.46      1.47
                               --------   --------    --------  --------  --------
  Total from Investment
    Operations...............     (1.09)     (0.24)       5.03      2.55      1.55
                               --------   --------    --------  --------  --------
Distributions:
  Net Investment Income......     (0.08)     (0.07)      (0.13)    (0.09)    (0.08)
  Net Realized Gain..........        --      (1.77)      (2.41)    (1.60)    (0.41)
                               --------   --------    --------  --------  --------
    Total Distributions......     (0.08)     (1.84)      (2.54)    (1.69)    (0.49)
                               --------   --------    --------  --------  --------
Capital Contribution.........        --         --          --      0.06        --
                               --------   --------    --------  --------  --------
Net Asset Value,End of
  Period.....................  $  13.35   $  14.52    $  16.60  $  14.11  $  13.19
                               ========   ========    ========  ========  ========
Total Return+ ...............     (7.63)%    (2.10)%     42.33%    22.51%    13.57%
                               ========   ========    ========  ========  ========

Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands)................  $135,040   $213,491      45,060   $20,953   $20,847
Ratio of Expenses to Average
  Net Assets.................    1.03%        1.03%      1.03%      1.03%     1.03%
Ratio of Net Investment
 Income to Average Net Assets    0.52%        0.62%       0.50%     0.75%     0.66%
Portfolio Turnover Rate......     121%          39%         86%      106%      170%

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.






The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                            Institutional Service Class Shares
                                          --------------------------------------
                                                                      August 1,
                                           Years Ended October 31,   1997*** to
                                          -------------------------  October 31,
                                              1999        1998          1997
                                          ------------ ------------    ------

Net Asset Value,Beginning of Period......    $14.51      $16.59        $14.95
                                             ------      ------        ------

Income from Investment Operations:
  Net Investment Income..................      0.01        0.16          0.01
  Net Realized and Unrealized Gain.......     (1.14)      (0.46)         1.64
                                             ------      ------        ------
  Total from Investment Operations.......     (1.13)      (0.30)         1.65
                                             ------      ------        ------
Distributions:
  Net Investment Income..................     (0.02)      (0.01)        (0.01)
  Net Realized Gain......................        --       (1.77)           --
                                             ------      ------        ------
  Total Distributions....................     (0.02)      (1.78)        (0.01)
                                             ------      ------        ------
Net Asset Value,End of Period                $13.36      $14.51        $16.59
                                             ======      ======        ======
Total Return+............................     (7.85)%     (2.49)%       11.04%**
                                             ======      ======        ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)....    $  372      $  463        $4.314
Ratio of Expenses to Average Net Assets..      1.43%       1.43%         1.43%*
Ratio of Net Investment Income to Average
  Net Assets.............................      0.13%       0.23%         0.24%*
Portfolio Turnover Rate .................       121%         39%          100%

*    Annualized

**   Not annualized

***  Initial offering of Institutional Service Class Shares

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.




The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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NOTES TO THE FINANCIAL STATEMENTS
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  UAM Funds, Inc., UAM Funds, Inc. II, and UAM Funds Trust (collectively the
"UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the

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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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  underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences resulted in reclassifications of a $2,324 decrease to undistributed net investment income and a $2,324 decrease to accumulated net realized loss.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly

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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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  attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.03% of average daily net assets of the Portfolio's Institutional Class Shares and 1.43% of the average daily net assets of the Portfolio's Institutional Service Class Shares.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

  Pursuant to the Agreement, the Portfolio pays the Administrator 0.079% per annum of the average daily net assets of the Portfolio, an annual base fee of $113,500, and a fee based on the number of active shareholder accounts.

  For the year ended October 31, 1999, the Administrator was paid $365,280, of which $128,860 was paid to CGFSC for their services, $68,597 to DST for their services, and $80,734 to UAMSSC for their services.

  Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.


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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plan to 0.40% per annum of the Service Class Share's net assets. The Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

  In addition, the Service Class pays service fees at an annual rate of 0.25% of the average daily net asset value of Service Class Shares owned by clients of the Service Agents.

  F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the year ended October 31, 1999, the Portfolio made purchases of $202,538,830 and sales of $253,976,342 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. Line of Credit: The Portfolio, along with certain other portfolios of UAM

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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1999, the Portfolio had no borrowings under the agreement.

  J. Other: At October 31, 1999, 44% and 100% of total shares outstanding were held by 2 and 3 shareholders of Institutional Class Shares and Institutional Service Class Shares, respectively, owning 10% or greater of the aggregate total shares outstanding.

  At October 31, 1999, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $27,372,422 of which $1,429,412 and $25,943,010 will expire on October 31, 2006 and October 31, 2007, respectively.

  K. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                                       Institutional Service
                          Institutional Class Shares       Class Shares
                          -------------------------- -------------------------
                                  Years Ended               Years Ended
                                  October 31,               October 31,
                              1999          1998         1999         1998
                          ------------  ------------ ------------ ------------
Shares Issued.............   6,759,214    19,559,739       46,343       37,114
In Lieu of Cash
  Distributions...........      63,634       368,405           64       29,875
Shares Redeemed........... (11,409,097)   (7,937,299)     (50,459)    (295,072)
                           -----------    ----------      -------     --------

Net Increase (Decrease)
  from Capital Share
  Transactions............  (4,586,249)   11,990,845       (4,052)    (228,083)
                           ===========    ==========      =======     ========





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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 1999

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REPORT OF INDEPENDENT ACCOUNTANTS
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To the Board of Directors of
UAM Funds, Inc. and Shareholders of
FMA Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the FMA Small Company Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 1999

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Federal Tax Information:(Unaudited)

For the year ended October 31, 1999, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders was 89.0%.

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NOTES
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NOTES

NOTES

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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Officers and Directors

Norton H. Reamer                             Peter M.Whitman, Jr.
Director, President and Chairman             Director

John T. Bennett, Jr.                         William H. Park
Director                                     Vice President

Nancy J. Dunn                                Michael E. DeFao
Director                                     Secretary

Philip D. English                            Gary L. French
Director                                     Secretary

William A. Humenuk                           Robert R. Flaherty
Director                                     Assistant Treasurer

James P. Pappas                              Robert J. Della Croce
Director                                     Assistant Treasurer

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Fiduciary Management Associates, Inc.
55 West Monroe Street, Suite 2550
Chicago, IL 60603-5093

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                       ----------------------------------------
                                        This report has been prepared for
                                        shareholders and may be distributed to
                                        others only if preceded or accompanied
                                        by a current prospectus.
                                       ----------------------------------------